Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
22.	Subsequent Events

On July 11, 2016, we entered into a definitive agreement to purchase the convenience store, wholesale motor fuel distribution, and commercial fuels distribution business serving central Texas and eastern Louisiana from Denny Oil Company (“Denny”) for approximately $55.0 million, subject to working capital and other adjustments. The purchase agreement comprises 13 fee properties, approximately 127 supply contracts with dealer-owned and operated sites, and over 500 commercial accounts in Denny’s commercial fuels and lubricants division. The transaction is scheduled to close in the fourth quarter of 2016, subject to the satisfaction of customary closing conditions.

On June 23, 2016, we entered into a definitive agreement to purchase the fuels business (the "Fuels Business") from Emerge Energy Services LP (NYSE: EMES) ("Emerge") for $178.5 million, subject to working capital and other adjustments. The Fuels Business comprises Dallas-based Direct Fuels LLC and Birmingham-based Allied Energy Company LLC, both wholly owned subsidiaries of Emerge, and engages in the processing of transmix and the distribution of refined fuels. The transaction is scheduled to close in the third quarter of 2016, subject to regulatory clearances and the satisfaction of other customary closing conditions.

On June 22, 2016, we completed two previously announced acquisitions totaling approximately $115.0 million. We purchased 14 company-operated convenience stores and wholesale fuel supply contracts for a network of independent dealer-owned and dealer-operated locations in the greater Austin, Houston, and Waco, Texas markets from Kolkhorst Petroleum, Inc. We also purchased 18 company-operated convenience stores and one standalone Tim Hortons restaurant in upstate New York from Valentine Stores, Inc.

On April 7, 2016, we and certain of our wholly-owned subsidiaries, including SUN Finance (together with the Partnership, the “2021 Issuers”), completed a private offering of $800.0 million 6.250% senior notes due 2021 (the “2021 Senior Notes”). The terms of the 2021 Senior Notes are governed by an indenture dated April 7, 2016, among the 2021 Issuers, our General Partner, and certain other subsidiaries of the Partnership (the “2021 Guarantors”) and U.S. Bank National Association, as trustee. The 2021 Senior Notes will mature on April 15, 2021 and interest is payable semi-annually on April 15 and October 15 of each year, commencing October 15, 2016. The 2021 Senior Notes are senior obligations of the 2021 Issuers and are guaranteed on a senior basis by all of the Partnership’s existing subsidiaries and certain of its future subsidiaries. The 2021 Senior Notes and guarantees are unsecured and rank equally with all of the 2021 Issuers’ and each 2021 Guarantor’s existing and future senior obligations. The 2021 Senior Notes are senior in right of payment to any of the 2021 Issuers’ and each 2021 Guarantor’s future obligations that are, by their terms, expressly subordinated in right of payment to the 2021 Senior Notes and guarantees. The 2021 Senior Notes and guarantees are effectively subordinated to the 2021 Issuers’ and each 2021 Guarantor’s secured obligations, including obligations under the Partnership’s 2014 Revolver, to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the 2021 Senior Notes.

Net proceeds of approximately $789.4 million were used to repay a portion of the borrowings outstanding under our Term Loan.

On March 31, 2016, we entered into a term loan agreement (the “Term Loan”) to finance a portion of the costs associated with the ETP Dropdown. The Term Loan provides secured financing in an aggregate principal amount of up to $2.035 billion, which we borrowed in full. The Partnership used the proceeds to fund a portion of the ETP Dropdown and to pay fees and expenses incurred in connection with the ETP Dropdown and Term Loan.

Obligations under the Term Loan are secured equally and ratably with the 2014 Revolver (as defined below) by substantially all tangible and intangible assets of the Partnership and certain of our subsidiaries, subject to certain exceptions and permitted liens. Obligations under the Term Loan are guaranteed by certain of the Partnership’s subsidiaries. In addition, ETP Retail provided a limited contingent guaranty of collection with respect to the payment of the principal amount of the Term Loan. The maturity date of the Term Loan is October 1, 2019. The Partnership is not required to make any amortization payments with respect to the loans under the Term Loan. Amounts borrowed under the Term Loan bear interest at either LIBOR or base rate plus an applicable margin based on the election of the Partnership for each interest period. Until the Partnership first receives an investment grade rating, the applicable margin for LIBOR rate loans ranges from 1.500% to 2.500% and the applicable margin for base rate loans ranges from 0.500% to 1.500%, in each case based on the Partnership’s leverage ratio.

The Partnership may voluntarily prepay borrowings under the Term Loan at any time without premium or penalty, subject to any applicable breakage costs for loans bearing interest at LIBOR. Under certain circumstances, the Partnership is required to repay borrowings under the Term Loan in connection with the issuance by the Partnership of certain types of indebtedness for borrowed money. The Term Loan also includes certain (i) representations and warranties, (ii) affirmative covenants, including delivery of financial and other information to the administrative agent, notice to the administrative agent upon the occurrence of certain material events, preservation of existence, payment of material taxes and other claims, maintenance of properties and insurance, access to properties and records for inspection by administrative agent and lenders, further assurances and provision of additional guarantees and collateral, (iii) negative covenants, including restrictions on the Partnership and our restricted subsidiaries’ ability to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make loans, advances or investments, pay dividends, sell or otherwise transfer assets or enter into transactions with shareholders or affiliates and (iv) events of default, in each case substantially similar to the representations and warranties, affirmative and negative covenants and events of default in the Partnership’s existing revolving credit facility.

The Term Loan also requires the maintenance of a maximum funded debt to EBITDA ratio (i) as of the last day of each fiscal quarter through March 31, 2017, of 6.25 to 1.0 at any time with respect to the Partnership and (ii) as of the last day of each fiscal quarter thereafter, of 5.5 to 1.0 at any time with respect to the Partnership (subject to increases to 6.0 to 1.0 in connection with certain future specified acquisitions). During the continuance of an event of default, the lenders under the Term Loan may take a number of actions, including declaring the entire amount then outstanding under the Term Loan due and payable.